UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22426

Name of Fund:	BlackRock Taxable Municipal Bond Trust (BBN)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Taxable Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2021

Date of reporting period: 01/31/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Taxable Municipal Bond Trust (BBN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of January 31, 2021 has been a time of sudden change, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the virus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimuli. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment and posted positive returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) dropped to historic lows. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts continue to ramp up. Significant additional U.S. stimulus spending in early 2021 is being negotiated in Congress, which would provide a solid tailwind for economic growth. Inflation should increase somewhat as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	14.47%	17.25%
U.S. small cap equities (Russell 2000® Index)	40.89	30.17
International equities (MSCI Europe, Australasia, Far East Index)	17.58	8.94
Emerging market equities (MSCI Emerging Markets Index)	24.07	27.89
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.54
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.56)	4.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.91)	4.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.06	3.85
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.72	7.38
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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3

The Benefits and Risks of Leveraging	BlackRock Taxable Municipal Bond Trust

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Trust Summary as of January 31, 2021	BlackRock Taxable Municipal Bond Trust (BBN)

Investment Objective

BlackRock Taxable Municipal Bond Trust’s (BBN) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities, including Build America Bonds (“BABs”), issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings.

The Trust originally sought to achieve its investment objectives by investing primarily in a portfolio of BABs, which are taxable municipal securities issued pursuant to the American Recovery and Reinvestment Act of 2009. Given the uncertainty around the BABs program at the time of the Trust’s launch in 2010, the Trust’s initial public offering prospectus included a Contingent Review Provision. For any 24-month period, if there were no new issuances of BABs or other analogous taxable municipal securities, the Board of Trustees (the “Board”) would undertake an evaluation of potential actions with respect to the Trust. Under the Contingent Review Provision, such potential action may include changes to the Trust’s non-fundamental investment policies to broaden its primary investment focus to include taxable municipal securities generally. The BABs program expired on December 31, 2010 and was not renewed. Accordingly, there have been no new issuances of BABs since that date.

Pursuant to the Contingent Review Provision, on June 12, 2015, the Board approved a proposal to amend the Trust’s investment policy from “Under normal market conditions, the Trust invests at least 80% of its managed assets in BABs” to “Under normal market conditions, the Trust invests at least 80% of its managed assets in taxable municipal securities, which include BABs”, and to change the name of the Trust from “BlackRock Build America Bond Trust” to “BlackRock Taxable Municipal Bond Trust.” These changes became effective on August 25, 2015.

The Trust continues to maintain its other investment policies, including its ability to invest up to 20% of its managed assets in securities other than taxable municipal securities. Such other securities may include tax-exempt securities, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities and corporate bonds issued by issuers that have, in the Manager’s view, typically been associated with or sold in the municipal market. Bonds issued by private universities and hospitals, or bonds sold to finance military housing developments are examples of such securities. The Trust also continues to invest at least 80% of its managed assets in securities that at the time of purchase are investment grade quality.

As used herein, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

As of January 31, 2021, 57% of the Trust’s portfolio are BABs. Like other taxable municipal securities, interest received on BABs is subject to U.S. tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the BABs. This allowed such issuers to issue bonds that pay interest rates that were expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. While the U.S. Treasury subsidizes the interest paid on BABs, it does not guarantee the principal or interest payments on BABs, and there is no guarantee that the U.S. Treasury will not reduce or eliminate the subsidy for BABs in the future. Any interruption, delay, reduction and/or offset of the reimbursement from the U.S. Treasury may reduce the demand for direct pay BABs and/or potentially trigger extraordinary call features of the BABs. As of the date of this report, the subsidy that issuers of direct pay BABs receive from the U.S. Treasury has been reduced from its original level as the result of budgetary sequestration. The extraordinary call features of some BABs permit early redemption at par value, and the reduction in the subsidy issuers of direct pay BABs receive from the U.S. Treasury has resulted, and may continue to result, in early redemptions of some BABs at par value. Such early redemptions at par value may result in a potential loss in value for investors of such BABs, who may have purchased the securities at prices above par, and may require such investors to reinvest redemption proceeds in lower-yielding securities. As of the date of this report, the Trust did not own any BABs subject to a par value extraordinary call feature. Additionally, many BABs also have more typical call provisions that permit early redemption at a stated spread to an applicable prevailing U.S. Treasury rate. Early redemptions in accordance with these call provisions may likewise result in potential losses for the Trust and give rise to reinvestment risk, which could reduce the Trust’s income and distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BBN
Initial Offering Date	August 27, 2010
Yield on Closing Market Price as of January 31, 2021 ($26.79)(a)	5.24%
Current Monthly Distribution per Common Share(b)	$0.1170
Current Annualized Distribution per Common Share(b)	$1.4040
Leverage as of January 31, 2021(c)	31%

(a)  Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)  The distribution rate is not constant and is subject to change.

(c)  Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

T R U S T S U M M A R Y	5

Trust Summary as of January 31, 2021 (continued)	BlackRock Taxable Municipal Bond Trust (BBN)

Taxable Municipal Bond Overview

Taxable municipal bonds typically trade at a spread (or additional yield) relative to U.S. Treasury bonds with similar maturities. U.S. Treasury yields increased (as prices fell) during the reporting period, with longer-term bonds underperforming short-term issues. Given this challenging interest rate backdrop, the Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index returned (0.04)% for the six-month period ended January 31, 2021.

Yield spreads on taxable municipal bonds ended the period markedly tighter at the broad index level. (Prices increase as spreads tighten.) This trend contributed significantly to performance and resulted in the index posting only a modest loss despite the rise in interest rates. The spread movements of taxable municipal bonds are affected by a wide range of factors, including changes in supply and dynamics, shifts in the overall economic backdrop and credit trends with respect to sectors and individual issuers. During the early part of the reporting period, taxable-municipal investors were anticipating additional federal aid for municipal issuers to help alleviate budget challenges stemming from COVID-19. The aid was not provided in the expected time frame, causing yield spreads to move sideways for several months. However, the result of the November 2020 elections was a strong catalyst for the asset class and caused spreads to tighten materially in anticipation of increased municipal aid from the federal government. The passage of a federal stimulus program added further momentum to the tightening trend, as did the results of the run-off Senate elections in Georgia. Taxable municipal bonds also derived strength from signs of an economic recovery and the approval of a vaccine for the coronavirus. Finally, the asset class benefited from expectations of yet another large federal stimulus program toward the end of the period.

Higher-quality municipal bonds initially outperformed, but market participants began to reach for yield later in the period. This trend benefited lower-rated borrowers and issuers that had been most affected by COVID-19.

New-issue supply remained at very robust levels during the period. The dynamic of taxable municipal issuance being used for the purpose of advance refunding previously issued tax-exempt debt remained firmly in place as overall interest rates stayed at low absolute levels. The new issuance was readily absorbed given that demand strengthened throughout the period.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low
Market Price	$26.79	$26.60	0.71%	$27.46	$25.00
Net Asset Value	25.47	25.48	(0.04)	25.68	24.23

Market Price and Net Asset Value History for the Past Five Years

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Trust Summary as of January 31, 2021 (continued)	BlackRock Taxable Municipal Bond Trust (BBN)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV
BBN(a)(b)	3.52%	2.75%
Lipper General Bond Funds(c)	14.59	11.05
Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index(d)	N/A	(0.04)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	An unlevered index.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

The Trust’s positions in areas that were most affected by COVID-19 in early 2020—including the state tax-backed state, local tax-backed, utilities, transportation, education and tobacco sectors—contributed strongly to performance as yield spreads narrowed considerably in anticipation of a recovery. Holdings in lower-rated securities also aided performance amid investors’ ongoing search for yield.

The Trust’s exposure on the long end of the yield curve detracted from results. The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results and offset some of the adverse effect from the positions in longer-term bonds.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared with bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of January 31, 2021 (continued)	BlackRock Taxable Municipal Bond Trust (BBN)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21		07/31/20
County/City/Special District/School District	24%		19%
Utilities	19		22
State	17		12
Transportation	14		21
Education	13		16
Tobacco	6		4
Health Care Providers & Services	3		2
Health	2		2
Corporate	1		1
Housing	1		1
Diversified Financial Services	—		—	(c)
Other*	—	(c)	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2021	3%
2022	—	(c)
2023	—	(c)
2024	1
2025	2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	01/31/21		07/31/20
AAA/Aaa	3%		3%
AA/Aa	37		40
A	37		39
BBB/Baa	13		8
BB/Ba	3		2
B	2		4
CCC/Caa	—	(c)	—
C	1		—
N/R	4		4

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Schedule of Investments (unaudited) January 31, 2021	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds

Diversified Financial Services — 0.3%
Western Group Housing LP, 6.75%, 03/15/57(a)(b)	$2,450	$3,469,248

Education — 3.2%
George Washington University, Series 2018, 4.13%, 09/15/48	7,191	9,073,187
Rensselaer Polytechnic Institute, 5.25%, 09/01/48	18,190	23,419,882
Wesleyan University, 4.78%, 07/01/16	11,000	14,265,764

		46,758,833

Health Care Providers & Services — 4.4%
Baptist Health Obligated Group, Series 2019, 4.10%, 12/01/49	11,300	11,821,102
CommonSpirit Health, 3.82%, 10/01/49	7,750	8,799,184
Ochsner Clinic Foundation, 5.90%, 05/15/45	5,000	7,105,388
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48	5,065	6,806,477
Tower Health, Series 2020, 4.45%, 02/01/50	4,593	3,963,245
West Virginia United Health System Obligated Group, Series 2018, 4.92%, 06/01/48	20,000	25,888,762

		64,384,158

Real Estate Management & Development — 0.7%
Bridge Housing Corp., 3.25%, 07/15/30	10,020	9,893,668

Total Corporate Bonds — 8.6% (Cost: $103,366,515)		124,505,907

Municipal Bonds

Arizona — 2.3%
Salt River Project Agricultural Improvement & Power District, RB, BAB, 4.84%, 01/01/41(a)	24,545	32,906,009

California — 24.7%
Alameda County Joint Powers Authority, RB, BAB, Series A, 7.05%, 12/01/44(a)	11,000	17,906,680
Bay Area Toll Authority, RB, BAB
Series S-1, 6.92%, 04/01/40(a)	13,700	21,436,664
Series S-1, 7.04%, 04/01/50	1,015	1,819,144
Series S-3, 6.91%, 10/01/50(a)	14,000	25,221,420
California State Public Works Board, RB, BAB, Series G-2, 8.36%, 10/01/34(a)	18,145	29,709,353
City of El Cajon RB, 3.28%, 04/01/43	2,605	2,680,206
City of Riverside California, RB, Series A, 3.86%, 06/01/45	8,265	8,919,092
City of San Francisco California Public Utilities Commission Water Revenue, RB, BAB, Series DE, 6.00%, 11/01/40(a)	21,255	30,497,524
County of Riverside California, RB, 3.82%, 02/15/38	11,450	12,829,152
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29(a)	13,145	16,436,377
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series A, 4.09%, 01/15/49	14,540	15,667,868
Inland Empire Tobacco Securitization Corp., Refunding RB, 3.68%, 06/01/38	9,410	9,969,425
Los Angeles Community College District, GO, BAB, 6.60%, 08/01/42(a)	10,000	16,440,800
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series B, (AGM), 6.60%, 03/01/41(a)	10,000	10,039,500

Security	Par (000)	Value

California (continued)
Orange County Local Transportation Authority, Refunding RB, BAB, Series A, 6.91%, 02/15/41(a)	$5,000	$7,322,700
San Diego County Regional Airport Authority, ARB, Series B, 5.59%, 07/01/43	4,000	4,204,280
State of California, GO, BAB
7.55%, 04/01/39(a)	9,035	15,590,254
7.63%, 03/01/40	8,950	15,389,972
7.60%, 11/01/40	15,000	26,759,100
University of California, RB, BAB
5.95%, 05/15/45(a)	24,000	35,238,000
6.30%, 05/15/50	27,010	36,238,777

		360,316,288

Colorado — 4.1%
Colorado Health Facilities Authority, Refunding RB, Series B, 4.48%, 12/01/40	9,485	10,211,551
Denver City & County School District No.1, Refunding COP, Series B, 7.02%, 12/15/37	6,000	8,957,760
Regional Transportation District, COP, BAB, Series B, 7.67%, 06/01/40(a)	23,000	36,012,020
State of Colorado, COP, BAB, Series E, 7.02%, 03/15/21(c)	5,000	5,040,750

		60,222,081

Connecticut — 0.3%
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series G-2, 4.25%, 07/01/27(b)	5,055	5,075,169

District of Columbia — 2.2%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, BAB, Series D, 8.00%, 10/01/47	10,750	15,927,092
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, RB, BAB, 7.46%, 10/01/46	9,235	15,893,343

		31,820,435

Florida — 4.4%
Excelsior Academies, Inc., RB, Series C, 5.25%, 11/01/25	610	617,119
Florida Development Finance Corp., RB, 7.00%, 12/01/48(b)	4,500	4,364,955
Florida Development Finance Corp., Refunding RB, Series B, 4.11%, 04/01/50	15,000	15,856,950
Miami-Dade County Educational Facilities Authority, Refunding RB, Series B, 5.07%, 04/01/50	12,250	15,513,645
Miami-Dade County Industrial Development Authority, RB, 5.25%, 11/01/25	225	227,612
Miami-Dade County Refunding RB, Series 2, 2.54%, 10/01/33	7,500	7,754,025
Sumter Landing Community Development District, RB, 4.17%, 10/01/47	2,575	2,968,203
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	13,500	17,104,770

		64,407,279

Georgia — 6.1%
Municipal Electric Authority of Georgia, Refunding RB, BAB 6.64%, 04/01/57	26,656	39,353,586

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Municipal Electric Authority of Georgia, Refunding RB, BAB (continued)
6.66%, 04/01/57	$24,635	$36,287,601
7.06%, 04/01/57	9,851	13,906,361

		89,547,548

Idaho — 0.0%
Idaho Housing & Finance Association, RB, Series B, 7.15%, 06/15/31	625	619,281

Illinois — 16.7%
Chicago Board of Education, GO, 6.32%, 11/01/29	9,465	11,727,987
Chicago Board of Education, GO, BAB
6.04%, 12/01/29	12,935	15,459,265
6.14%, 12/01/39	2,085	2,549,601
6.52%, 12/01/40	9,745	12,638,096
Chicago O’Hare International Airport, Refunding ARB, BAB, Series B, 6.40%, 01/01/40	1,500	2,259,450
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, RB, Series A, 6.90%, 12/01/40	4,075	5,806,793
Chicago Transit Authority Sales Tax Receipts Fund, RB, Series B, 6.90%, 12/01/40	4,900	6,982,402
Chicago Transit Authority Sales Tax Receipts Fund, RB, BAB, Series B, 6.20%, 12/01/40(a)	16,015	21,777,037
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series B, 3.91%, 12/01/40	3,960	4,445,575
City of Chicago Illinois Wastewater Transmission Revenue, RB, BAB, Series B, 6.90%, 01/01/40(a)	36,000	49,273,920
City of Chicago Illinois Waterworks Revenue, RB, BAB, Series B, 6.74%, 11/01/40	15,250	21,414,355
City of Chicago Illinois, Refunding GO, Series B, 5.43%, 01/01/42	2,565	2,936,745
Illinois Finance Authority, RB, Series A, 5.75%, 08/15/34	5,000	5,148,650
Illinois Municipal Electric Agency, RB, BAB, 7.29%, 02/01/35(a)	15,000	20,901,150
Northern Illinois Municipal Power Agency, RB, BAB, 7.82%, 01/01/40	5,000	7,751,150
State of Illinois, GO, BAB
6.73%, 04/01/35	6,320	7,316,538
7.35%, 07/01/35	35,855	44,339,727

		242,728,441

Indiana — 1.7%
Indiana Finance Authority, RB, BAB, Series B, 6.60%, 02/01/39	7,900	12,098,929
Indiana Municipal Power Agency, RB, BAB, Series A, 5.59%, 01/01/42	10,000	13,344,200

		25,443,129

Kentucky — 1.2%
Westvaco Corp., RB, 7.67%, 01/15/27(b)	13,800	17,788,752

Louisiana — 0.3%
Louisiana Local Government Environmental Facilities & Community Development Auth, Refunding RB, (AGM), 2.59%, 02/01/43	4,800	4,605,744

Security	Par (000)	Value

Maryland — 0.1%
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 6.25%, 03/01/27(b)	$1,000	$952,100

Massachusetts — 1.9%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, BAB, 5.73%, 06/01/40(a)	5,000	7,010,450
Massachusetts Educational Financing Authority, RB, Series A, 3.61%, 07/01/36	20,175	20,911,589

		27,922,039

Michigan — 3.9%
Michigan Finance Authority, RB, Series D, 5.02%, 11/01/43	7,500	9,395,925
Michigan Finance Authority, Refunding RB, Series A, 3.27%, 06/01/39	10,000	10,498,700
Michigan Finance Authority, Refunding RB, CAB, Series B, 0.00%, 06/01/45(d)	50,000	12,814,500
Michigan State University, RB, BAB, Series A, 6.17%, 02/15/50	5,500	7,150,825
Michigan State University, Refunding RB, Series A, 4.50%, 08/15/48	14,575	16,341,053

		56,201,003

Minnesota — 1.4%
Southern Minnesota Municipal Power Agency, Refunding RB, BAB, Series A, 5.93%, 01/01/43	8,000	11,643,120
Western Minnesota Municipal Power Agency, RB, BAB, 6.77%, 01/01/46	5,000	8,222,650

		19,865,770

Mississippi — 0.5%
Mississippi Development Bank, RB, BAB, 6.41%, 01/01/40	5,000	7,595,350

Missouri — 1.9%
Curators of the University of Missouri, RB, BAB, 5.79%, 11/01/41(a)	7,000	10,710,630
Missouri Joint Municipal Electric Utility Commission, RB, BAB, 7.73%, 01/01/39	11,000	16,458,640

		27,169,270

Nevada — 0.4%
City of North Las Vegas Nevada, GO, BAB, 6.57%, 06/01/40	1,420	1,940,913
County of Clark Department of Aviation, ARB, BAB, Series C, 6.82%, 07/01/45	2,000	3,189,680

		5,130,593

New Hampshire — 0.3%
New Hampshire Business Finance Authority, Refunding RB, 2.87%, 07/01/35	5,075	4,986,594

New Jersey — 11.0%
New Jersey Economic Development Authority, RB, Series A, (NPFGC), 7.43%, 02/15/29(a)	20,974	27,274,380
New Jersey Educational Facilities Authority, Refunding RB, (AGM), 3.51%, 07/01/42	20,000	19,872,400
New Jersey Transportation Trust Fund Authority, RB, BAB, Series C, 5.75%, 12/15/28	4,500	5,352,525

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Refunding RB, Series B, 4.13%, 06/15/42	$29,355	$32,800,690
New Jersey Turnpike Authority, RB, BAB
Series A, 7.10%, 01/01/41(a)	34,000	55,286,380
Series F, 7.41%, 01/01/40	6,790	11,342,627
Rutgers The State University of New Jersey, RB, Series P, 3.92%, 05/01/19.	7,275	8,483,086

		160,412,088

New York — 10.4%
Metropolitan Transportation Authority, RB, BAB
6.67%, 11/15/39	2,220	3,117,768
7.34%, 11/15/39(a)	13,245	21,301,404
6.69%, 11/15/40(a)	13,000	18,306,210
Metropolitan Transportation Authority, Refunding RB, Series C-2, 5.18%, 11/15/49	4,370	5,838,276
Nassau County Tobacco Settlement Corp., Refunding RB, Series A-1, 6.83%, 06/01/21	8,250	8,268,904
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.27%, 08/01/39	6,400	6,424,768
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, BAB(a)
5.93%, 11/01/36	6,060	6,080,665
5.57%, 11/01/38	19,000	25,576,660
New York State Dormitory Authority, RB, BAB, Series H, 5.39%, 03/15/40(a)	15,000	20,977,950
New York State Dormitory Authority, Refunding RB, Series B, 5.75%, 01/01/29	6,010	6,644,055
Port Authority of New York & New Jersey, ARB, Consolidated, 192nd Series, 4.81%, 10/15/65	14,825	20,327,150
Port Authority of New York & New Jersey, RB
Consolidated, 165th Series, 5.65%, 11/01/40	2,750	3,863,447
Consolidated, 168th Series, 4.93%, 10/01/51	3,860	5,305,493

		152,032,750

Ohio — 6.4%
American Municipal Power, Inc., RB, BAB, Series B, 7.83%, 02/15/41	10,000	16,419,500
American Municipal Power, Inc., Refunding RB, BAB, Series B, 6.45%, 02/15/44	10,000	14,746,100
Franklin County Convention Facilities Authority, RB, BAB, 6.64%, 12/01/42(a)	30,575	48,546,068
Ohio University, RB, 5.59%, 12/01/14	10,100	13,854,574

		93,566,242

Oklahoma — 0.4%
Oklahoma Municipal Power Authority, RB, BAB, 6.44%, 01/01/45(a)	3,500	5,097,435

Pennsylvania — 3.3%
Commonwealth Financing Authority, RB
Series A, 3.86%, 06/01/38	2,210	2,624,530
Series A, 4.14%, 06/01/38	6,200	7,593,698
Series A, 3.81%, 06/01/41	4,920	5,670,005
Pennsylvania Economic Development Financing Authority, RB, BAB, Series B, 6.53%, 06/15/39	23,050	32,278,067

		48,166,300

Puerto Rico — 3.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series B, Senior Lien, 5.00%, 07/01/23	2,355	2,356,060

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB (continued)
Series B, Senior Lien, 5.35%, 07/01/27	$10,000	$10,001,200
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, 4.55%, 07/01/40.	14,899	15,271,624
Series A-1, Restructured, 4.75%, 07/01/53	3,465	3,877,993
Series A-2, Restructured, 4.33%, 07/01/40	5,000	5,526,850
Series A-2, Restructured, 4.78%, 07/01/58	12,447	13,948,855

		50,982,582

Rhode Island — 0.2%
Rhode Island Housing and Mortgage Finance Corp. Refunding RB, (HUD SEC 8), 3.03%, 10/01/40	2,410	2,474,178

South Carolina — 3.0%
South Carolina Public Service Authority, RB, Series F, (AGM), 5.74%, 01/01/30	5,000	6,263,450
South Carolina Public Service Authority, RB, BAB, Series C, (AGM), 6.45%, 01/01/50	11,290	18,345,685
South Carolina Public Service Authority, Refunding RB, Series D, 4.77%, 12/01/45	10,085	13,191,785
South Carolina Student Loan Corp., RB, Series A, 3.59%, 12/01/39	6,285	6,486,309

		44,287,229

Tennessee — 4.1%
Memphis-Shelby County Industrial Development Board Refunding TA, Series B, 5.45%, 07/01/45	5,875	5,730,123
Metropolitan Government of Nashville & Davidson County Convention Center Auth, RB, BAB, Series A2, 7.43%, 07/01/43(a)	35,105	54,006,936

		59,737,059

Texas — 3.7%
City of Austin Texas, ARB, 5.75%, 11/15/42	5,000	5,296,000
City of San Antonio Texas Customer Facility Charge Revenue, ARB, 5.87%, 07/01/45(a)	7,500	8,041,950
Dallas Area Rapid Transit, RB, BAB, 5.02%, 12/01/48 .	2,500	3,622,775
Dallas Fort Worth International Airport, Refunding RB, Series C, 3.09%, 11/01/40	10,155	10,594,407
Port Beaumont Navigation District, Refunding RB, Series B, 6.00%, 01/01/25(b)	1,085	1,079,564
Tarrant County Cultural Education Facilities Finance Corp. Refunding RB, (AGM), 3.42%, 09/01/50	2,590	2,667,156
Texas Private Activity Bond Surface Transportation Corp., RB, Series B, 3.92%, 12/31/49	20,000	22,793,400

		54,095,252

Utah — 2.5%
Utah Transit Authority, RB, BAB, 5.71%, 06/15/40(a)	26,405	36,524,452

Virginia — 2.9%
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	31,990	33,809,591
Virginia Housing Development Authority, RB, M/F Housing, Series D, 3.64%, 06/01/45	8,435	8,838,531

		42,648,122

Washington — 1.9%
Washington State Convention Center Public Facilities District, RB, BAB, 6.79%, 07/01/40	21,100	27,156,755

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia — 3.7%
Tobacco Settlement Finance Authority RB, Series B, 0.00%, 06/01/47(d)	$1,600	$170,400
Tobacco Settlement Finance Authority, Refunding RB
Series A, Class 1, 4.31%, 06/01/49	40,000	41,021,600
Series B, Class 2, 4.88%, 06/01/49	12,175	12,148,093

		53,340,093

Wisconsin — 0.9%
Public Finance Authority, RB
6.75%, 11/01/24(b)	3,580	3,621,063
Series A, 7.55%, 12/01/30(b)	1,470	1,519,995
Series A, 7.63%, 12/01/48(b)	5,310	5,310,159
Series B, 6.00%, 06/15/24	435	436,966
Public Finance Authority, Refunding RB, Series B, 6.13%, 10/01/49(b)	1,470	1,531,490

		12,419,673

Total Municipal Bonds — 132.3% (Cost: $1,497,633,133)		1,928,243,085

Total Long-Term Investments — 140.9% (Cost: $1,600,999,648)		2,052,748,992

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class,
0.01%(e)(f)	26,481,407	$26,481,407

Total Short-Term Securities — 1.8% (Cost: $26,481,407)		26,481,407

Total Investments — 142.7% (Cost: $1,627,481,055)		2,079,230,399

Liabilities in Excess of Other Assets — (42.7)%		(622,149,513)

Net Assets — 100.0%		$1,457,080,886

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,321,745	$20,159,662	(a)	$—	$—	$—	$26,481,407	26,481,407	$4,965	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Mitsubishi UFJ Securities (USA) Inc.	0.60	%(b)	05/19/20	Open	$2,769,000	$2,781,905	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	4,578,000	4,600,569	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	21,147,000	21,245,557	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	3,268,750	3,282,751	Corporate Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	20,634,000	20,730,166	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	38,646,000	38,836,525	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	31,000,000	31,144,477	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	31,774,500	31,922,587	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	17,032,500	17,111,881	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	8,745,000	8,785,756	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	16,897,500	16,976,252	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	7,987,500	8,024,726	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	6,447,500	6,479,286	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	14,683,500	14,755,890	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	48,603,000	48,829,517	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/19/20	Open	9,785,000	9,830,603	Municipal Bonds	Open/Demand

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Taxable Municipal Bond Trust (BBN)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Mitsubishi UFJ Securities (USA) Inc.	0.60	%(b)	05/20/20	Open	$21,161,000	$21,259,622	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/20/20	Open	18,382,660	18,468,333	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	0.60	(b)	05/20/20	Open	9,604,700	9,649,463	Municipal Bonds	Open/Demand
Barclays Bank PLC	0.65	(b)	06/25/20	Open	16,387,500	16,452,891	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.00	(b)	10/29/20	Open	14,986,806	15,026,355	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.00	(b)	10/29/20	Open	17,806,250	17,853,239	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.00	(b)	10/29/20	Open	28,215,475	28,289,932	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.15	(b)	10/29/20	Open	16,012,500	16,060,582	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.15	(b)	10/29/20	Open	7,118,750	7,140,126	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.15	(b)	10/29/20	Open	5,946,375	5,964,231	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.15	(b)	12/01/20	Open	15,215,338	15,245,472	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.15	(b)	01/20/21	Open	37,485,000	37,498,172	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.15	(b)	01/20/21	Open	3,447,281	3,448,493	Municipal Bonds	Open/Demand
Barclays Bank PLC	0.40	(b)	01/21/21	Open	1,119,038	1,119,162	Municipal Bonds	Open/Demand
Barclays Bank PLC	0.40	(b)	01/21/21	Open	1,684,244	1,684,431	Municipal Bonds	Open/Demand
Barclays Bank PLC	0.40	(b)	01/22/21	Open	6,875,000	6,875,535	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.75	(b)	01/22/21	Open	28,667,681	28,674,092	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.75	(b)	01/22/21	Open	33,690,000	33,697,533	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.75	(b)	01/22/21	Open	7,325,000	7,326,638	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.75	(b)	01/22/21	Open	35,160,000	35,167,862	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.75	(b)	01/22/21	Open	32,061,906	32,069,076	Municipal Bonds	Open/Demand

					$642,351,254	$644,309,688

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	824	03/22/21	$112,914	$531,407
Long U.S. Treasury Bond	741	03/22/21	125,021	3,640,182

				$4,171,589

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$4,171,589	$—	$4,171,589

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock Taxable Municipal Bond Trust (BBN)

For the six months ended January 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$3,300,572	$—	$3,300,572

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$5,038,040	$—	$5,038,040

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$175,756,922

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$124,505,907	$—	$124,505,907
Municipal Bonds	—	1,928,243,085	—	1,928,243,085
Short-Term Securities
Money Market Funds	26,481,407	—	—	26,481,407

	$26,481,407	$2,052,748,992	$—	$2,079,230,399

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$4,171,589	$—	$—	$4,171,589

(a) Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $644,309,688 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

January 31, 2021

BBN

ASSETS
Investments at value — unaffiliated(a)	$2,052,748,992
Investments at value — affiliated(b)	26,481,407
Cash pledged for futures contracts	4,034,000
Receivables:
Dividends — affiliated	750
Interest — unaffiliated	19,152,954
Variation margin on futures contracts	805,499
Prepaid expenses	10,608

Total assets	2,103,234,210

LIABILITIES
Reverse repurchase agreements at value	644,309,688
Payables:
Investment advisory fees	974,746
Trustees’ and Officer’s fees	554,432
Other accrued expenses	314,458

Total liabilities	646,153,324

NET ASSETS	$1,457,080,886

NET ASSETS CONSIST OF
Paid-in capital(c)(d)(e)	$1,090,864,657
Accumulated earnings	366,216,229

NET ASSETS	$1,457,080,886

Net asset value	$25.47

(a) Investments at cost — unaffiliated	$1,600,999,648
(b) Investments at cost — affiliated	$26,481,407
(c) Shares outstanding	57,217,439
(d) Shares authorized	Unlimited
(e) Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statement of Operations (unaudited)

Six Months Ended January 31, 2021

BBN

INVESTMENT INCOME
Dividends — affiliated	$4,965
Interest — unaffiliated	47,923,868

Total investment income	47,928,833

EXPENSES
Investment advisory	5,879,785
Accounting services	102,275
Trustees and Officer	96,640
Professional	77,194
Transfer agent	55,930
Custodian	20,393
Registration	9,540
Printing and postage	1,168
Miscellaneous	9,960

Total expenses excluding interest expense	6,252,885
Interest expense	2,936,294

Total expenses	9,189,179
Less:
Fees waived and/or reimbursed by the Manager	(11,632)

Total expenses after fees waived and/or reimbursed	9,177,547

Net investment income	38,751,286

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	10,981,041
Futures contracts	3,300,572

14,281,613

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(19,551,971)
Futures contracts	5,038,040

(14,513,931)

Net realized and unrealized loss	(232,318)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,518,968

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BBN
	Six Months Ended 01/31/21 (unaudited)	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$38,751,286	$82,543,682
Net realized gain (loss)	14,281,613	(54,447,339)
Net change in unrealized appreciation (depreciation)	(14,513,931)	115,295,437

Net increase in net assets resulting from operations	38,518,968	143,391,780

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders.	(39,551,889)	(76,644,636)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	1,309,624	1,053,928

NET ASSETS
Total increase in net assets	276,703	67,801,072
Beginning of period	1,456,804,183	1,389,003,111

End of period	$1,457,080,886	$1,456,804,183

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statement of Cash Flows (unaudited)

Six Months Ended January 31, 2021

BBN

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$38,518,968
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	271,920,877
Purchases of long-term investments	(192,143,533)
Net purchases of short-term securities	(20,159,662)
Amortization of premium and accretion of discount on investments and other fees	(256,758)
Net realized gain on investments	(10,981,041)
Net unrealized depreciation on investments	19,551,971

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	1,230
Interest — unaffiliated	2,267,862
Variation margin on futures contracts	(795,343)
Prepaid expenses	(99)

Increase (Decrease) in Liabilities
Payables
Interest expense	(2,183,226)
Investment advisory fees	(18,075)
Trustees’ and Officer’s fees	51,720
Other accrued expenses	(51,772)
Variation margin on futures contracts	(23,723)

Net cash provided by operating activities	105,699,396

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(38,242,265)
Net borrowing of reverse repurchase agreements	(65,561,131)

Net cash used for financing activities	(103,803,396)

CASH
Net increase in restricted and unrestricted cash	1,896,000
Restricted and unrestricted cash at beginning of period	2,138,000

Restricted and unrestricted cash at end of period	$4,034,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$5,119,520

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$1,309,624

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	4,034,000

$4,034,000

See notes to financial statements.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BBN
	Six Months Ended 01/31/21 (unaudited)		Year Ended July 31,
			2020	2019	2018	2017		2016

Net asset value, beginning of period	$25.48		$24.32	$23.03	$23.45	$25.02		$22.48

Net investment income(a)	0.68		1.44	1.38	1.47	1.58		1.63
Net realized and unrealized gain (loss)	(0.00	)(b)	1.06	1.33	(0.32)	(1.57)		2.49

Net increase from investment operations	0.68		2.50	2.71	1.15	0.01		4.12

Distributions(c)
From net investment income	(0.69)		(1.34)	(1.41)	(1.57)	(1.58)		(1.58)
Return of capital	—		—	(0.01)	—	—		—

Total distributions	(0.69)		(1.34)	(1.42)	(1.57)	(1.58)		(1.58)

Net asset value, end of period	$25.47		$25.48	$24.32	$23.03	$23.45		$25.02

Market price, end of period	$26.79		$26.60	$23.89	$21.99	$23.29		$24.43

Total Return(d)
Based on net asset value	2.75	%(e)	10.73%	12.60%	5.23%	0.45	%(f)	19.55%

Based on market price	3.52	%(e)	17.68%	15.84%	1.17%	2.18%		28.89%

Ratios to Average Net Assets
Total expenses	1.27	%(g)	1.97%	2.53%	2.03%	1.52%		1.32%

Total expenses after fees waived and/or reimbursed	1.27	%(g)	1.97%	2.53%	2.03%	1.52%		1.32%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.86	%(g)	0.91%	0.93%	0.91%	0.92%		0.92%

Net investment income	5.37	%(g)	5.88%	6.02%	6.27%	6.79%		7.08%

Supplemental Data
Net assets, end of period (000)	$1,457,081		$1,456,804	$1,389,003	$1,315,521	$1,339,058		$1,428,924

Borrowings outstanding, end of period (000)	$644,310		$712,054	$799,955	$742,657	$729,035		$762,748

Portfolio turnover rate	9%		15%	7%	8%	7%		10%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	The Trust’s total return includes a reimbursement by an affiliate for a realized investment loss. Excluding this payment, the Trust’s total return would have been 0.32%.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Taxable Municipal Bond Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended January 31, 2021, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trust was $686,542,905 and 0.85%, respectively.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (unaudited) (continued)

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received	Net Amount
Barclays Bank PLC	$(26,132,019)	$26,132,019	$—	$—
Mitsubishi UFJ Securities (USA) Inc.	(334,715,866)	334,715,866	—	—
RBC Capital Markets LLC	(283,461,803)	283,461,803	—	—

	$(644,309,688)	$644,309,688	$—	$—

(a)

Collateral with a value of $694,954,873 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Trust’s managed assets.

For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended January 31, 2021, the amounts waived were $11,632.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the six months ended January 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2021, purchases and sales of investments, excluding short-term investments, were $177,188,533 and $271,920,877, respectively.

8.	INCOME TAX INFORMATION

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust as of January 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

As of July 31, 2020, the Trust had non-expiring capital loss carryforwards available to offset future realized capital gains of 106,034,695.

As of January 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BBN	$1,627,644,031	$457,102,229	$(1,344,272)	$455,757,957

9.	PRINCIPAL RISKS

In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.

The Trust may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trust reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Trust.

The Build America Bonds (“BABs”) market is smaller, less diverse and less liquid than other types of municipal securities. Since the BABs program expired on December 31, 2010 and was not extended, BABs may be less actively traded, which may negatively affect the value of BABs held by the Trust.

The Trust may invest in BABs. Issuers of direct pay BABs held in the Trust’s portfolio receive a subsidy from the U.S. Treasury with respect to interest payment on bonds. There is no assurance that an issuer will comply with the requirements to receive such subsidy or that such subsidy will not be reduced or terminated altogether in the future. As of period end, the subsidy that issuers of direct payment BABs receive from the U.S. Treasury has been reduced as the result of budgetary sequestration, which has resulted, and which may continue to result, in early redemptions of BABs at par value. The early redemption of BABs at par value may result in a potential loss in value for investors of such BABs, including the Trust, who may have purchased the securities at prices above par, and may require the Trust to reinvest redemption proceeds in lower-yielding securities which could reduce the Trust’s income and distributions. Moreover, the elimination or reduction in subsidy from the federal government may adversely affect an issuer’s ability to repay or refinance BABs and the BABs’ credit ratings, which, in turn, may adversely affect the value of the BABs held by the Trust and the Trust’s NAV.

The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Trust may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trust is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 01/31/21	Year Ended 07/31/20
BBN	52,195	42,857

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The Trust participates in an open-market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trust will purchase shares in any particular amounts.

On September 28, 2020, the Trust announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, the Trust may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trust will purchase shares in any particular amounts. For the six months ended January 31, 2021, the Trust did not repurchase any shares.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trust declared and paid distributions to Common Shareholders as follows:

	Dividend Per Common Share
Trust Name	Paid(a)	Declared(b)
BBN	$0.117000	$0.117000

(a)	Net investment income dividend paid on February 26, 2021 to Common Shareholders of record on February 16, 2021.
(b)	Net investment income dividend declared on March 1, 2021, payable to Common Shareholders of record on March 15, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Additional Information

Trust Certification

The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trust may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the Trust.

Except if noted otherwise herein, there were no changes to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	27

Additional Information (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

ARB	Airport Revenue Bonds

BAB	Build America Bond

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

GO	General Obligation Bonds

LP	Limited Partnership

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bond

SAN	State Aid Notes

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	29

Want to know more?

blackrock.com     |     800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

TAXMB-01/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

2

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Taxable Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: April 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: April 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Taxable Municipal Bond Trust

Date: April 5, 2021

4